DREYFUS
      GROWTH OPPORTUNITY
      FUND, INC.

      SEMIANNUAL REPORT August 31, 2002


The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            11   Statement of Financial Futures

                            12   Statement of Assets and Liabilities

                            13   Statement of Operations

                            14   Statement of Changes in Net Assets

                            15   Financial Highlights

                            16   Notes to Financial Statements

                                 FOR MORE INFORMATION
--------------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                        Dreyfus
                                                  Growth Opportunity Fund, Inc.

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this semiannual report for Dreyfus Growth Opportunity Fund, Inc., covering the six-month period from March 1, 2002 through August 31, 2002. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio managers, Paul Kandel and Douglas D. Ramos, CFA.

Stock markets in the United States and around the world confronted a number of formidable challenges during the reporting period. In addition to lackluster corporate earnings and the war on terrorism, investors have recently contended with questions regarding the accuracy of companies' financial statements. These and other influences drove most major domestic stock market indices lower, including those that measure large-, mid- and small-cap stock performance.

Despite widespread pessimism among investors, we are generally optimistic about the future. The economy has begun to recover, showing signs of growth that have already begun to have a positive effect on corporate earnings. Recent market declines may have created attractive values in some stocks. At the same time, we believe that the recent accounting scandals will likely lead to higher standards and stronger oversight of corporate behavior, which should give investors greater confidence.

One key to success during turbulent times such as these is an investment horizon that is measured in years, not weeks or months. Remember, over the long term stocks have historically produced higher returns than other types of investments. For investors with a long-term perspective, we believe that stocks should continue to provide considerable potential for growth.

If you have questions or are worried about current market conditions, we encourage you to talk with your financial advisor who can help you view current events from the perspective of long-term market trends. In the meantime, we at The Dreyfus Corporation intend to continue basing our investment decisions on an objective, long-term view of the financial markets.

Thank you for your continued confidence and support.

Sincerely,

/s/Stephen E. Canter
Stephen E. Canter


Chairman and Chief Executive Officer
The Dreyfus Corporation
September 16, 2002




DISCUSSION OF FUND PERFORMANCE

Paul Kandel and Douglas D. Ramos, CFA, Portfolio Managers

How did Dreyfus Growth Opportunity Fund, Inc. perform relative to its benchmark

For the six-month period ended August 31, 2002, the fund produced a total return of -15.58%.(1) This compares to the performance of the fund's benchmark, the S&P 500 Composite Stock Price Index ("S&P 500 Index"), that produced a total return
of    -16.59%    for    the    same    period.(2)

We attribute these results primarily to a downward market trend that drove most broad market indices and diversified portfolios lower during the reporting period. The fund outperformed its benchmark due to good individual stock selections and asset allocation decisions in the telecommunications services, technology and health care areas.

What is the fund's investment approach?

The fund seeks long-term capital growth consistent with the preservation of capital. Current income is a secondary goal. The fund typically invests at least 80% of its assets in stocks issued primarily by U.S. companies. The fund also may invest up to 25% of its assets in foreign securities. The fund's stock investments may include common stocks, preferred stocks and convertible securities, including to a limited degree, those issued in initial public offerings.

In choosing stocks, the fund employs a "bottom-up" approach, primarily focusing on companies with strong positions in their industries and a catalyst that can trigger a price increase such as corporate restructuring or change in management. The portfolio manager uses fundamental analysis to create a broadly diversified core portfolio with a growth tilt. The manager selects stocks based on:

*    VALUE, or how a stock is priced relative to its perceived intrinsic worth;

*    GROWTH, in this case the sustainability or growth of earnings or cash flow;
     and

*    FINANCIAL PROFILE, which measures the financial health of the company.

                                                             The Fund

DISCUSSION OF FUND PERFORMANCE (CONTINUED)

The fund typically sells a security when the portfolio manager believes that there has been a negative change in the fundamental factors surrounding the company, the company has become fully valued, the company has lost favor in the current market or economic environment, or a more attractive opportunity has been identified.

What other factors influenced the fund's performance?

Several factors undermined investor confidence and drove stock prices steadily lower during the reporting period. U.S. economic growth, while positive, proved weaker than most analysts had forecast. As a result, a wide range of companies reported disappointing earnings and reduced their estimates of future revenues. A number of prominent companies were damaged by questionable accounting practices, raising questions about the general accuracy of corporate financial statements. At the same time, global industrial activity slowed, and concerns grew regarding the potential impact on global trade of the U.S. war on terrorism.

These conditions weighed most heavily on telecommunications and technology companies, and many were also burdened by weak demand and excess inventory or capacity. The telecommunications services industry group suffered the sharpest declines in the S& P 500 Index. Several long-distance and wireless providers entered bankruptcy proceedings or lost a significant percentage of their value. However, the fund limited its losses by allocating relatively few assets to the group and successfully avoiding many of the biggest losers. The fund also performed better than its benchmark in the technology area, avoiding telecommunications equipment providers and limiting exposure to hard-hit semiconductor companies. Some of the fund's technology holdings, such as video game maker Electronic Arts, delivered positive performances for the reporting period. The fund also achieved above-average returns in health care by de-emphasizing the relatively weak biotechnology and brand-name pharmaceuticals areas. Instead, holdings were concentrated in the health care services area, with HMOs such as WellPoint Health Networks, product distributors such as Henry Schein, and generic drug makers such as Teva Pharmaceuticals Industries.


On the other hand, the consumer discretionary area, where the fund allocated a relatively high percentage of assets, delivered disappointing returns. Media companies, such as Clear Channel Communications and AOL Time Warner, were hurt by weak advertising revenues. Other consumer holdings, such as Home Depot and Dollar Tree Stores, declined over concerns regarding the sustainability of consumer spending. Despite these disappointments, the fund succeeded in delivering significantly stronger performance than its benchmark for the period as a whole.

What is the fund's current strategy?

As of the end of the reporting period, we found what we believe is a relatively large percentage of attractive investment opportunities among materials and processing companies. More specifically, we believe that forest and paper products companies are well positioned to benefit from improving industry fundamentals and a movement toward consolidation among disciplined industry participants. We also continued to emphasize health care services companies, while modestly increasing the fund's exposure to financially sound biotechnology companies that exhibit growing earnings and good near-term prospects. We continued to de-emphasize telecommunications, where the outlook remains bleak, and the utilities area, which currently offers few growth opportunities in our view.

In light of prevailing economic and market conditions, we remain on the lookout for individual investment opportunities that, in our view, offer the potential for steady and modest long-term earnings growth, regardless of industry sector.

September 16, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
     PART OF THE FUND'S RECENT PERFORMANCE IS ATTRIBUTABLE TO ITS INITIAL PUBLIC OFFERING (IPO) INVESTMENTS. THERE CAN BE NO GUARANTEE THAT IPOS WILL HAVE OR CONTINUE TO HAVE A POSITIVE EFFECT ON THE FUND'S PERFORMANCE.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE.

                                                             The Fund

STATEMENT OF INVESTMENTS

August 31, 2002 (Unaudited)

STATEMENT OF INVESTMENTS

COMMON STOCKS--96.6%                                                                             Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL SERVICES--.9%

Henry Schein                                                                                     43,500  (a)           2,173,695

CONSUMER DURABLES--1.8%

Electronic Arts                                                                                  37,500  (a)           2,372,250

Mattel                                                                                           90,000  (a)           1,748,700

                                                                                                                       4,120,950

CONSUMER NON-DURABLES--10.0%

Anheuser-Busch Cos.                                                                              42,500                2,259,300

Coca-Cola                                                                                        75,000                3,825,000

General Mills                                                                                    22,500                  947,025

Gillette                                                                                         40,000                1,261,200

Kellogg                                                                                          40,000                1,286,400

Kraft Foods                                                                                      40,000                1,590,800

Pepsi Bottling Group                                                                             70,000                2,044,000

PepsiCo                                                                                          70,000                2,768,500

Philip Morris Cos.                                                                               75,000                3,750,000

Procter & Gamble                                                                                 41,000                3,634,650

                                                                                                                      23,366,875

CONSUMER SERVICES--4.1%

Carnival                                                                                         40,000                  978,800

Clear Channel Communications                                                                     65,000  (a)           2,221,700

Gannett                                                                                          16,000                1,215,360

Hilton Hotels                                                                                   115,000                1,323,650

McDonald's                                                                                       30,000                  712,800

Omnicom Group                                                                                    17,500                1,058,750

Viacom, Cl. B                                                                                    50,000  (a)           2,035,000

                                                                                                                       9,546,060

ELECTRONIC TECHNOLOGY--8.9%

Applied Materials                                                                               100,000  (a)           1,336,000

Boeing                                                                                           37,000                1,371,590

Cisco Systems                                                                                   240,000  (a)           3,316,800

Dell Computer                                                                                   100,000  (a)           2,662,000

General Dynamics                                                                                 14,000                1,100,960

Intel                                                                                           225,000                3,750,750

International Business Machines                                                                  53,000                3,995,140

Motorola                                                                                         95,000                1,140,000


COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

ELECTRONIC TECHNOLOGY (CONTINUED)

Texas Instruments                                                                                49,000                  965,300

United Technologies                                                                              19,000                1,128,410

                                                                                                                      20,766,950

ENERGY MINERALS--4.9%

Anadarko Petroleum                                                                               26,200                1,169,568

Conoco                                                                                           75,600                1,855,980

Exxon Mobil                                                                                     180,800                6,409,360

Ocean Energy                                                                                     98,000                2,054,080

                                                                                                                      11,488,988

FINANCE--21.3%

ACE                                                                                              83,000                2,640,230

Allstate                                                                                         97,000                3,610,340

American Express                                                                                 44,200                1,593,852

American International Group                                                                     98,744                6,201,123

Bank of America                                                                                  83,400                5,844,672

Bank of New York                                                                                 25,300                  889,295

Citigroup                                                                                       144,800                4,742,200

Countrywide Credit Industries                                                                    40,200                2,110,098

Fifth Third Bancorp                                                                              27,000                1,809,540

FleetBoston Financial                                                                            52,700                1,271,651

Freddie Mac                                                                                      47,500                3,044,750

Goldman Sachs Group                                                                               9,300                  718,890

Household International                                                                          16,000                  577,760

J.P. Morgan Chase & Co.                                                                          40,000                1,056,000

MBNA                                                                                             63,000                1,272,600

Marsh & McLennan Cos.                                                                            36,000                1,751,400

Morgan Stanley                                                                                   62,100                2,652,912

SLM                                                                                              12,900                1,182,285

St. Paul Cos.                                                                                    17,300                  526,266

Travelers Property Casualty, Cl. A                                                               90,256  (a)           1,418,824

Travelers Property Casualty, Cl. B                                                               12,853  (a)             209,379

Wells Fargo                                                                                      93,000                4,853,670

                                                                                                                      49,977,737

HEALTH SERVICES--3.0%

HCA                                                                                              72,000                3,351,600

                                                             The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                         Shares                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

HEALTH SERVICES (CONTINUED)

WellPoint Health Networks                                                                        50,000  (a)           3,718,500

                                                                                                                       7,070,100

HEALTH TECHNOLOGY--11.5%

Abbott Laboratories                                                                              45,500                1,821,365

Amgen                                                                                            37,500  (a)           1,688,625

Bard (C.R.)                                                                                      25,000                1,368,500

Cephalon                                                                                         25,000  (a)           1,087,500

IDEC Pharmaceuticals                                                                             35,000  (a)           1,406,300

Johnson & Johnson                                                                                52,864                2,871,044

Medtronic                                                                                        36,000                1,482,480

Merck & Co.                                                                                      26,300                1,328,676

Pfizer                                                                                          185,800                6,146,264

Pharmacia                                                                                        53,000                2,316,100

SICOR                                                                                            77,500  (a)           1,259,375

Teva Pharmaceutical Industries, ADR                                                              37,000                2,453,100

Wyeth                                                                                            37,900                1,622,120

                                                                                                                      26,851,449

INDUSTRIAL SERVICES--1.2%

Schlumberger                                                                                     42,000                1,814,820

Transocean Sedco Forex                                                                           41,000                1,004,500

                                                                                                                       2,819,320

MISCELLANEOUS--.5%

iShares Nasdaq Biotechnology Index Fund                                                          25,000  (a)           1,225,000

NON-ENERGY MINERALS--1.0%

Alcoa                                                                                            42,900                1,076,361

Weyerhaeuser                                                                                     22,900                1,248,279

                                                                                                                       2,324,640

PROCESS INDUSTRY--2.9%

Boise Cascade                                                                                    46,300                1,252,415

Dow Chemical                                                                                     60,544                1,829,640

DuPont (E.I.) deNemours                                                                          32,800                1,322,168

International Paper                                                                              61,000                2,296,650

                                                                                                                       6,700,873


COMMON STOCKS (CONTINUED)                                                                         Shares                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

PRODUCER MANUFACTURING--6.8%

Danaher                                                                                          23,000                1,383,450

Emerson Electric                                                                                 14,600                  712,188

General Electric                                                                                294,800                8,888,220

Gentex                                                                                           27,500  (a)             818,400

Honeywell International                                                                          46,200                1,383,690

Masco                                                                                            51,000                1,232,160

3M                                                                                               12,800                1,599,360

                                                                                                                      16,017,468

RETAIL TRADE--7.7%

Abercrombie & Fitch, Cl. A                                                                       53,000  (a)           1,208,400

Bed Bath & Beyond                                                                                20,000  (a)             641,200

Costco Wholesale                                                                                 30,000  (a)           1,002,300

Dollar Tree Stores                                                                               45,000                1,107,450

Federated Department Stores                                                                      27,500  (a)             987,250

Gap                                                                                              51,000                  598,230

Home Depot                                                                                       42,500                1,399,525

Kohl's                                                                                           25,000                1,743,000

Lowe's Cos.                                                                                      20,000                  827,600

May Department Stores                                                                            38,500                1,129,205

Staples                                                                                          37,500  (a)             521,250

Target                                                                                           27,500                  940,500

Wal-Mart Stores                                                                                 112,500                6,016,500

                                                                                                                      18,122,410

TECHNOLOGY SERVICES--6.5%

AOL Time Warner                                                                                 165,000  (a)           2,087,250

Electronic Data Systems                                                                          30,000                1,207,800

First Data                                                                                       55,000                1,911,250

Microsoft                                                                                       175,000  (a)           8,589,000

Oracle                                                                                          145,000  (a)           1,390,550

                                                                                                                      15,185,850

TRANSPORTATION--.5%

Norfolk Southern                                                                                 52,500                1,098,825

                                                             The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                         Shares                Value ($)
----------------------------------------------------------------------------------------------------------------------------------

UTILITIES--3.1%

AT&T                                                                                            101,001                1,234,229

BellSouth                                                                                        58,500                1,364,220

Duke Energy                                                                                      20,600                  552,698

Exelon                                                                                           22,100                1,034,722

SBC Communications                                                                               70,000                1,731,800

TXU                                                                                              29,000                1,402,440

                                                                                                                       7,320,109

TOTAL COMMON STOCKS

   (cost $222,540,060)                                                                                               226,177,299
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal
SHORT-TERM INVESTMENTS--3.4%                                                                 Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS:

   1.62%, 9/5/2002                                                                            4,383,000                4,382,562

   1.61%, 9/12/2002                                                                           2,352,000                2,351,012

   1.65%, 9/26/2002                                                                             100,000                   99,893

   1.66%, 10/17/2002                                                                            900,000  (b)             898,191

   1.59%, 11/21/2002                                                                            261,000                  260,071

TOTAL SHORT-TERM INVESTMENTS

   (cost $7,991,095 )                                                                                                  7,991,729
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $230,531,155)                                                            100.0%              234,169,028

LIABILITIES, LESS CASH AND RECEIVABLES                                                            (.0%)                  (5,597)

NET ASSETS                                                                                       100.0%              234,163,431

     (A)  NON-INCOME PRODUCING.

     (B)  PARTIALLY HELD BY THE BROKER IN A SEGREGATED ACCOUNT AS COLLATERAL FOR
          OPEN FINANCIAL FUTURES POSITIONS.



SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF FINANCIAL FUTURES

August, 31, 2002 (Unaudited)


                                                                 Market Value                                          Unrealized
                                                                   Covered by                                        Appreciation
                                            Contracts            Contracts ($)                Expiration          at 8/31/2002 ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL FUTURES LONG

Standard & Poor's 500                              25               5,725,625              September 2002                321,261

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

August 31, 2002 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           230,531,155   234,169,028

Cash                                                                     47,751

Dividends receivable                                                    328,305

Receivable for futures variation margin--Note 4                             625

Prepaid expenses                                                         32,792

                                                                    234,578,501
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           180,240

Payable for shares of Common Stock redeemed                             178,473

Accrued expenses                                                         56,357

                                                                        415,070
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      234,163,431
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     275,257,946

Accumulated undistributed investment income--net                        331,534

Accumulated net realized gain (loss) on investments                (45,385,183)

Accumulated net unrealized appreciation (depreciation)
  on investments (including $321,261 net unrealized
  appreciation on financial futures)                                  3,959,134
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      234,163,431
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(100 million shares of $.001 par value Common Stock authorized)      35,795,962

NET ASSET VALUE, offering and redemption price per share ($)               6.54

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended August 31, 2002 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $4,542 foreign taxes withheld at source)      1,554,688

Interest                                                                91,157

TOTAL INCOME                                                         1,645,845

EXPENSES:

Management fee--Note 3(a)                                            1,009,931

Shareholder servicing costs--Note 3(b)                                 225,114

Professional fees                                                       21,191

Registration fees                                                       16,327

Custodian fees--Note 3(b)                                               14,020

Directors' fees and expenses--Note 3(c)                                 10,161

Prospectus and shareholders' reports                                     8,952

Loan commitment fees--Note 2                                             1,228

Miscellaneous                                                            4,701

TOTAL EXPENSES                                                       1,311,625

INVESTMENT INCOME--NET                                                 334,220
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                           (10,118,030)

Net realized gain (loss) on financial futures                      (1,028,634)

NET REALIZED GAIN (LOSS)                                          (11,146,664)

Net unrealized appreciation (depreciation) on investments
  (including $279,705 net unrealized appreciation on financial futures)
                                                                  (33,084,375)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS            (44,231,039)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS            (43,896,819)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended

                                          August 31, 2002           Year Ended

                                              (Unaudited)    February 28, 2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                            334,220             873,690

Net realized gain (loss) on investments      (11,146,664)         (31,546,173)

Net unrealized appreciation (depreciation)
   on investments                            (33,084,375)          (4,083,252)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                 (43,896,819)         (34,755,735)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                          (499,047)            (505,367)

Net realized gain on investments                       --            (800,287)

TOTAL DIVIDENDS                                 (499,047)          (1,305,654)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                  36,664,110          96,674,739

Dividends reinvested                              478,210           1,257,904

Cost of shares redeemed                      (48,761,641)        (120,117,487)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS           (11,619,321)         (22,184,844)

TOTAL INCREASE (DECREASE) IN NET ASSETS      (56,015,187)         (58,246,233)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           290,178,618          348,424,851

END OF PERIOD                                 234,163,431          290,178,618

Undistributed investment income--net              331,534              496,361
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     4,938,177           11,899,459

Shares issued for dividends reinvested             59,405              156,897

Shares redeemed                                (6,591,657)         (14,892,823)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING  (1,594,075)          (2,836,467)

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The  following table describes the performance for the fiscal periods indicated.
Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                          Six Months Ended

                                           August 31, 2002                             Fiscal Year Ended February,
                                                                    ----------------------------------------------------------------

                                                (Unaudited)         2002         2001          2000           1999          1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                                7.76          8.66        11.14         10.66          10.15         10.22

Investment Operations:

Investment income--net                              .01(a)        .02(a)      .00(a,b)          .01            .07           .05

Net realized and unrealized
   gain (loss) on investments                       (1.22)         (.89)        (2.00)          1.65           .97          1.39

Total from Investment
   Operations                                       (1.21)         (.87)        (2.00)          1.66          1.04          1.44

Distributions:

Dividends from investment
   income--net                                       (.01)         (.01)        .00(b)          (.01)         (.07)         (.07)

Dividends from net realized
   gain on investments                                  --         (.02)         (.48)         (1.17)         (.46)        (1.22)

Dividends in excess of net
   realized gain on investments                         --           --            --            --             --          (.22)

Total Distributions                                  (.01)         (.03)         (.48)         (1.18)         (.53)        (1.51)

Net asset value, end of period                        6.54         7.76          8.66          11.14          10.66         10.15
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                (15.58)(c)       (10.02)       (18.47)         16.63          10.57         15.62
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                               .49(c)          1.05          .98           1.03           1.04          1.06

Ratio of net investment income
   to average net assets                            .12(c)           .28          .04            .11            .64           .50

Portfolio Turnover Rate                           37.28(c)        103.06       215.64          86.41         162.98        112.32
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                     234,163       290,179      348,425         482,857        459,192       508,562

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus  Growth  Opportunity  Fund,  Inc.  (the  "fund") is registered under the
Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company. The fund's investment objective is to provide long-term capital growth consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold without a sales charge.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the ask price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(B) FOREIGN CURRENCY TRANSACTIONS: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.


Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, amortization of discounts and premiums on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $104 during the period ended August 31, 2002. Income earned under this arrangement is included in interest income.

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The fund has an unused capital loss carryover of $27,397,070 available for federal income tax purposes to be applied against future net secu-

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

rities profits, if any, realized subsequent to February 28, 2002. If not applied, the carryover expires in fiscal 2010.

The tax character of distributions paid to shareholders during the fiscal year ended February 28, 2002, was as follows: ordinary income $505,367 and long-term capital gain $800,287. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended August 31, 2002, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions with Affiliates:

(A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the fund' s average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the fund, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceed 1 1_2% of the average value of the fund's average daily net assets, the Manager will bear such excess expense. During the period ended August 31, 2002, there was no expense reimbursement pursuant to the Agreement.

(B) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended August 31, 2002, the fund was charged $99,382 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended August 31, 2002, the fund was charged $82,115 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended August 31, 2002, the fund was charged $14,020 pursuant to the custody agreement.

(C) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $40,000 and an attendance fee of $6,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund' s Emeritus Program Guidelines, Emeritus Board members receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures, during the period ended August 31, 2002, amounted to $96,172,451 and $101,570,003, respectively.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in the market value of the contracts at the close of each day's trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contracts are traded and is subject to change. Contracts open at August 31, 2002, are set forth in the Statement of Financial Futures.

At  August  31, 2002, accumulated net unrealized appreciation on investments was
$3,637,873,   consisting   of  $24,052,960  gross  unrealized  appreciation  and
$20,415,087 gross unrealized depreciation.

At August 31, 2002, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


                                                           For More Information

                        Dreyfus Growth Opportunity Fund, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian
                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2002 Dreyfus Service Corporation                                  018SA0802